EXHIBIT NO. 23.2

                                                                   Exhibit 23.2




            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 4, 1996, included in Comstock Resources, Inc.'s Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.



                                             ARTHUR ANDERSEN LLP




Dallas, Texas
June 4, 1996


                               E-5